UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

SKY QUARRY INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SKY QUARRY INC.

707 W 700 S, Suite 105

Woods Cross, UT 84087

Telephone: (424) 394-1090

  August 5, 2026

Dear Fellow Sky Quarry Stockholders:

We invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of Sky Quarry Inc. (“Sky Quarry” or the “Company”), to be held on Friday, September 18, 2026 at 10:00 a.m. Mountain Time at 707 W 700 S, Suite 105, Woods Cross, UT 84087.

At the Special Meeting, you will be asked to consider and vote on proposals to (i) approve an amendment to the Company’s certificate of incorporation, as amended, to effect a first reverse stock split of the Company’s outstanding shares of common stock, (ii) approve an amendment to the Company’s certificate of incorporation to effect a second reverse stock split of the Company’s outstanding shares of common stock, (iii) approve the Sky Quarry Inc. 2026 Omnibus Incentive Plan, and (iv) approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies.

Your vote is very important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Special Meeting by promptly submitting your vote by the Internet, by telephone or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in Sky Quarry.

/s/ Marcus Laun

Marcus Laun
Interim CEO, Interim CFO and President

SKY QUARRY INC.

707 W 700 S, Suite 105

Woods Cross, UT 84087

Telephone: (424) 394-1090

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on September 18, 2026 at 10:00 a.m. Mountain Time

To the Stockholders of Sky Quarry Inc.:

The Special Meeting of Stockholders (the “Special Meeting”) of Sky Quarry Inc., a Delaware corporation (“Sky Quarry,” the “Company,” “us,” “our,” or “we”), will be held on Friday, September 18, 2026 at 10:00 a.m. Mountain Time at 707 W 700 S, Suite 105, Woods Cross, UT 84087. The purpose of the Special Meeting is to consider and act upon the following matters:

1. To approve an amendment (the “First Amendment”) to the Company’s Certificate of Incorporation, as amended (the “COI”), to effect, if approved and effected at all, a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), at a ratio not less than 1-for-2 and not greater than 1-for-25, the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s Board of Directors and publicly announced by the Company on or before the two-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “First Reverse Stock Split”) (Proposal 1);

2. To approve an amendment (the “Second Amendment”) to the Company’s COI to effect, if approved and effected at all, a reverse stock split of the issued and outstanding shares of Common Stock at a ratio not less than 1-for-2 and not greater than 1-for-25, the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s Board of Directors and publicly announced by the Company on or after the date of the effectiveness of the First Reverse Stock Split and on or before the two-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “Second Reverse Stock Split”) (Proposal 2);

3. To approve the adoption of the Sky Quarry Inc. 2026 Omnibus Incentive Plan (the “2026 Omnibus Plan”) (Proposal 3); and

4. To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3 (Proposal 4).

Our Board of Directors has fixed July 24, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement of the meeting. Only stockholders of record of the Company’s Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Special Meeting, which will be held at 707 W 700 S, Suite 105, Woods Cross, UT 84087. The Notice of Internet Availability of Proxy Materials (the “Notice”) and proxy card will be mailed to shareholders on or about August 5, 2026.

For your convenience, record holders of our Common Stock have FOUR methods of voting:

VOTE BY INTERNET - https://vote.colonialstock.com/SKYQ2026SM. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. MT on September 17, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-877-285-8605. Use any touch-tone telephone to transmit your voting instructions. Vote by 5:00 P.M. MT on September 17, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL. If you have not voted via the internet or telephone, mark, sign and date your proxy card and return to Colonial Stock Transfer, 7840 S 700 E, Sandy, UT 84081.

VOTE AT THE MEETING. Attend and vote at the Special Meeting to be held at 707 W 700 S, Suite 105, Woods Cross, UT 84087 on September 18, 2026 at 10:00 a.m. MT.

NOTE FOR STREET-NAME HOLDERS. If you hold your shares through a broker, bank or other nominee, you must instruct your nominee how to vote the shares held in your account. The nominee will give you the Notice or voting instruction form. If you do not provide voting instructions, we expect that your nominee will be permitted to vote only on routine matters.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Marcus Laun

Marcus Laun

Interim CEO, Interim CFO and President

August 5, 2026

Whether or not you expect to attend the Special Meeting, we urge you to vote your shares via proxy at your earliest convenience. This will ensure the presence of a quorum at the Special Meeting. Promptly voting your shares will save Sky Quarry the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 18, 2026

The Notice of the Special Meeting and Proxy Statement are available at https://vote.colonialstock.com/SKYQ2026SM.

SKY QUARRY INC.

707 W 700 S, Suite 105

Woods Cross, UT 84087

TELEPHONE: (424) 394-1090

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 18, 2026

ABOUT SKY QUARRY INC.

Sky Quarry Inc. (“Sky Quarry” or the “Company”) operates a regional refinery (the “Eagle Springs Refinery”) through its wholly owned subsidiary Foreland Refining Corp., producing diesel, vacuum gas oil (VGO), naphtha and liquid paving asphalt from crude oil suppliers in the Uintah basin near Nevada and Utah.  In addition to our goal of growing the refinery, we have a separate division in the development-stage (“P.R. Springs”) formed to deploy technologies to facilitate the recycling of waste asphalt shingles and remediation of oil-saturated sands and soil, providing sustainable refined crude products. We anticipate several benefits from the recycling and production of oil from asphalt shingles reducing the dependence on landfills for the disposal of waste and reducing dependence on foreign oil.

Corporate History and Structure

We were incorporated in Delaware on June 4, 2019 as “Recoteq, Inc.” On April 22, 2020, we changed our name to “Sky Quarry Inc.” We have four (4) wholly-owned subsidiaries: 2020 Resources, LLC, 2020 Resources (Canada) Ltd., Foreland Refining Corporation and SKYQ Subsidiary Corp.

QUESTIONS AND ANSWERS
ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because our Board of Directors (the “Board”) is soliciting your proxy to vote at the Special Meeting of Stockholders. According to our records, you were a shareholder of the Company as of the end of business on July 24, 2026 (the “Record Date”).

You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote via telephone or over the Internet.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to the holders of our common stock, par value $0.0001 per share (the “Common Stock”), will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

The Notice of the Special Meeting and proxy statement are available at: https://vote.colonialstock.com/SKYQ2026SM.

To access the materials, you must enter the control number included on your Notice.

The Notice is being made available to you by the Company in connection with its solicitation of proxies for use at the Special Meeting and/or any adjournments or postponements thereof. The Notice was first given or sent to shareholders on or about August 5, 2026. This proxy statement gives you information on these proposals so that you can make an informed decision.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy card?

By completing a proxy card, as more fully described herein, you are designating Marcus Laun, our Interim CEO, Interim CFO and President, as your proxy for the Special Meeting and you are authorizing him to vote your shares at the Special Meeting as you have instructed him on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Special Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the SEC to give you when we ask you to sign a proxy card designating Mr. Laun as proxy to vote on your behalf.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Sky Quarry Inc. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, if you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 707 W 700 S, Suite 105, Woods Cross, UT 84087 Attn: Corporate Secretary, phone number (424) 394-1090. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Colonial Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Special Meeting?

Only record holders and beneficial owners of our Common Stock, or their duly authorized proxies, may attend the Special Meeting.

How do I attend the Special Meeting?

The Special Meeting will be held in-person on September 18, 2026 at 10:00 a.m. Mountain Time at 707 W 700 S, Suite 105, Woods Cross, UT 84087.

What am I voting for?

There are four (4) matters scheduled for a vote:

1. To approve an amendment to the Company’s Certificate of Incorporation to effect the First Reverse Stock Split;

2. To approve an amendment to the Company’s Certificate of Incorporation to effect the Second Reverse Stock Split;

3. To approve the adoption of the Sky Quarry Inc. 2026 Omnibus Incentive Plan; and

4. To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies.

What if another matter is properly brought before the Special Meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Who is entitled to vote?

The Board has fixed the close of business on July 24, 2026 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Only stockholders of record of the Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. On the Record Date, there were 8,808,017 shares of Common Stock outstanding. Each share of Common Stock represents one vote that may be voted on each proposal that may come before the Special Meeting.

What constitutes a quorum?

To carry on business at the Special Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 4,404,009 shares must be represented in person or by proxy to have a quorum at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How do I vote?

For your convenience, record holders of our Common Stock have FOUR methods of voting:

VOTE BY INTERNET - https://vote.colonialstock.com/SKYQ2026SM. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. MT on September 17, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-877-285-8605. Use any touch-tone telephone to transmit your voting instructions. Vote by 5:00 P.M. MT on September 17, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL - If you have not voted via the internet or telephone, mark, sign and date your proxy card and return to Colonial Stock Transfer, 7840 S 700 E, Sandy, UT 84081.

VOTE AT THE MEETING - Attend and vote at the Special Meeting to be held at 707 W 700 S, Suite 105, Woods Cross, UT 84087 on September 18, 2026 at 10 a.m. MT.

NOTE FOR STREET-NAME HOLDERS. If you hold your shares through a broker, bank or other nominee, you must instruct your nominee how to vote the shares held in your account. The nominee will give you the Notice or voting instruction form. If you do not provide voting instructions, we expect that your nominee will be permitted to vote only on routine matters.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as instructed in a proxy delivered before the Special Meeting. We provide telephone and internet proxy voting to allow you to vote your shares via phone or online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or internet access, such as usage charges from internet access providers and telephone companies.

How many votes are required to approve each proposal?

Proposal No. 1 (First Reverse Stock Split): The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Special Meeting by the holders entitled to vote thereon. We are also seeking approval under the Majority of Outstanding Standard (the affirmative vote of a majority in voting power of the outstanding shares).

Proposal No. 2 (Second Reverse Stock Split): Same as Proposal No. 1.

Proposal No. 3 (2026 Omnibus Incentive Plan): The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon.

Proposal No. 4 (Adjournment): The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon.

Proposal	Votes Required	Voting Options
Proposal No. 1: First Reverse Stock Split	We are seeking approval under two voting standards:

Votes Cast Standard. This means that the proposal will be deemed approved if it receives the affirmative vote of a majority of the votes cast. Only votes cast “for” or “against” a proposal are counted in determining the outcome of the vote

“FOR” “AGAINST” “ABSTAIN”

Majority of Outstanding Standard. This means that the proposal will be deemed approved if it receives the affirmative vote of a majority in voting power of the outstanding shares. Abstentions will have the same practical effect as a vote “against” the proposal. We believe that the proposal is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion. Accordingly, no broker non-votes are expected to occur.

“FOR” “AGAINST” “ABSTAIN”

Proposal No. 2: Second Reverse Stock Split	We are seeking approval under two voting standards:

Votes Cast Standard. This means that the proposal will be deemed approved if it receives the affirmative vote of a majority of the votes cast. Only votes cast “for” or “against” a proposal are counted in determining the outcome of the vote

“FOR” “AGAINST” “ABSTAIN”

Majority of Outstanding Standard. This means that the proposal will be deemed approved if it receives the affirmative vote of a majority in voting power of the outstanding shares. Abstentions will have the same practical effect as a vote “against” the proposal. We believe that the proposal is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion. Accordingly, no broker non-votes are expected to occur.

“FOR” “AGAINST” “ABSTAIN”

Proposal No. 3: 2026 Omnibus Incentive Plan

Present and Entitled to Vote. This means that the proposal will be deemed approved if it receives the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote. Abstentions will have the same effect as votes against this proposal. We believe that this proposal is a non-routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian may not vote your shares in its/their discretion. Accordingly, such broker, nominee, fiduciary or other custodian shall not be entitled to vote, and broker non-votes will have no effect on the outcome of this proposal.

“FOR” “AGAINST” “ABSTAIN”

Proposal No. 4: Adjournment

Present and Entitled to Vote. This means that the proposal will be deemed approved if it receives the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote. Abstentions will have the same effect as votes against this proposal. We believe that this proposal is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion. Accordingly, no broker non-votes are expected to occur.

“FOR” “AGAINST” “ABSTAIN”

How many votes do I have?

For Common Stockholders, on each matter to be voted upon, you have one vote for each share of Common Stock you own as of the close of business on the Record Date.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

How will my shares be voted if I give no specific instruction?

If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted “FOR” Proposals 1, 2, 3 and 4.

If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Mr. Laun, the Board’s designated proxy.

If your shares are held in street name, see “What is a Broker Non-Vote?” herein regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, votes “For” and “Against,” abstentions and broker non-votes.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote. Generally, unless provided otherwise by applicable law, our bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. When such voting standard applies, votes marked as “ABSTAIN” will have the same effect as a vote “AGAINST” the proposal. In addition, votes marked as “ABSTAIN” will have the same effect as a vote “AGAINST” proposals where the voting standard requires a majority of the shares outstanding. In contrast, votes marked as “ABSTAIN” are not considered votes cast and will, therefore, not affect the outcome of proposals requiring a majority of votes cast.

What is a broker non-vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Proposal No. 1 (the First Reverse Stock Split) is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. As such, no broker non-votes are expected to occur regarding this proposal.

Proposal No. 2 (the Second Reverse Stock Split) is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. As such, no broker non-votes are expected to occur regarding this proposal.

Proposal No. 3. (the 2026 Omnibus Plan) is considered a non-routine matter, and a broker will not be permitted to exercise its discretion to vote uninstructed shares on the proposal. Accordingly, such broker will not be entitled to vote on this proposal, and any broker non-votes will have no effect regarding this proposal.

Proposal No. 4 (Adjournment) is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. As such, no broker non-votes are expected to occur regarding this proposal.

Is my proxy revocable?

If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Corporate Secretary, at 707 W 700 S, Suite 105, Woods Cross, UT 84087, either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the Special Meeting, you may revoke your proxy or change your proxy vote by voting at the meeting. Your attendance at the Special Meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Do I have dissenters’ rights of appraisal?

The Company’s stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Special Meeting.

Who is paying for the expenses involved in preparing this Proxy Statement?

All of the expenses involved in preparing and assembling these proxy materials and mailing the Notice (and any paper materials, if requested) and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Are any of the proposals conditioned on one another?

Yes. Approval of Proposal 2 (the Second Reverse Stock Split) is conditioned upon approval of Proposal 1 (the First Reverse Stock Split). If Proposal 1 is not approved, Proposal 2 will also not be approved.

Excluding Proposal No. 3 (2026 Omnibus Incentive Plan), do the Company’s executive officers and directors have any substantial interest in any of the matters to be acted upon at the Special Meeting?

No.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

PROPOSAL NO. 1 - APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO APPROVE THE GRANT OF DISCRETIONARY AUTHORITY TO OUR BOARD OF DIRECTORS TO EFFECT THE FIRST REVERSE STOCK SPLIT

PROPOSAL NO. 2 - APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO APPROVE THE GRANT OF DISCRETIONARY AUTHORITY TO OUR BOARD OF DIRECTORS TO EFFECT THE SECOND REVERSE STOCK SPLIT

At the Special Meeting, stockholders will be asked to approve (i) an amendment (the “First Reverse Stock Split Amendment”) to our Certificate of Incorporation, as amended (the “COI”) to effect, if approved and effected at all, a reverse stock split of our issued and outstanding common stock, par value $0.0001 per share (the “Common Stock”), by a numerical ratio of not less than 1-for-2 and not greater than 1-for-25 (the “First Reverse Stock Split”) and (ii) a second amendment (the “Second Reverse Stock Split Amendment”) to our COI to effect, if approved and effected at all, another reverse stock split of our issued and outstanding Common Stock by a numerical ratio of not less than 1-for-2 and not greater than 1-for-25 (the “Second Reverse Stock Split” and, together with the First Reverse Stock Split, the “Reverse Stock Splits”). The exact ratio of each of the Reverse Stock Splits, if approved and effected at all, will be set within the applicable range at the discretion of the Board and publicly announced by the Company (i) with respect to the First Reverse Stock Split on or before the two-year anniversary of the approval of Proposal No. 1 and (ii) with respect to the Second Reverse Stock Split, on or after the date of the effectiveness of the First Reverse Stock Split and on or before the two-year anniversary of the approval of Proposal No. 2, in each case, to provide our Board with the flexibility to determine the appropriate ratio and timing for the applicable Reverse Stock Split based upon our performance and other market factors.

Forms of the proposed First Reverse Stock Split Amendment and the Second Reverse Stock Split Amendment reflecting the First Reverse Stock Split and the Second Reverse Stock Split, respectively, are included in Annexes A and B to this Proxy Statement. Because the Company’s COI already includes a provision effecting the Company’s prior 1-for-8 reverse stock split effected on March 15, 2026, the form of the proposed First Reverse Stock Split Amendment set forth in Annex A refers to the First Reverse Stock Split as the “Second Reverse Stock Split” and the form of the proposed Second Reverse Stock Split Amendment set forth in Annex B refers to the Second Reverse Stock Split as the “Third Reverse Stock Split.”

By approving each of Proposal 1 and Proposal 2, stockholders would, subject to the limitations described below, give our Board the discretionary authority, but not the obligation, to effect each of the First Reverse Stock Split and the Second Reverse Stock Split, respectively, and full discretion to approve the ratio at which shares of Common Stock will be reclassified within the applicable ranges described above.

Under the General Corporation Law of the State of Delaware (the “DGCL”), Section 242(d)(2) permits certain amendments, including for a reverse stock split, to be approved by the affirmative vote of a majority of the votes cast by stockholders entitled to vote thereon (the “Votes Cast Standard”) instead of the affirmative vote of a majority in voting power of the outstanding shares (the “Majority of Outstanding Standard”), if and only if (i) the shares subject to the reverse stock split are listed on a national securities exchange immediately before the amendment becomes effective and (ii) the shares meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after the amendment becomes effective.

It is not certain whether or not our Common Stock meets the requirements to use the Votes Cast Standard at the time that our Board determines to file an amendment to our COI to effect the Reverse Stock Split(s). As a result, we have determined to seek stockholder approval of Proposal 1 and Proposal 2 under both the Votes Cast Standard and the Majority of Outstanding Standard to provide our Board with the maximum flexibility to effect the Reverse Stock Splits in the future.

If either Proposal 1 or Proposal 2 (or both) is approved only under the Votes Cast Standard, then, for each such proposal, our Board will have the authority, in its sole discretion, to implement the applicable Reverse Stock Split authorized by that proposal only if at the time of filing for that particular Reverse Stock Split (i) our Common Stock is listed on Nasdaq (or any other national securities exchange) immediately before the effectiveness of that amendment and (ii) our Common Stock meets the listing requirements of Nasdaq (or any other national securities exchange) relating to the minimum number of holders immediately after that amendment becomes effective.

If either Proposal 1 or Proposal 2 (or both) is approved under the Majority of Outstanding Standard, our Board will have the authority, in its sole discretion, to determine whether to implement the Reverse Stock Split authorized by that proposal at any time within the applicable time period described above for that Reverse Stock Split regardless of whether our Common Stock remains listed on Nasdaq (or any other national securities exchange) or meets the listing requirements of Nasdaq (or any other national securities exchange) relating to the minimum number of holders.

The Company will tabulate votes cast on the approval of Proposal 1 and Proposal 2 pursuant to the Votes Cast Standard and the Majority of Outstanding Standard. The Company will publicly announce the voting results following the completion of the Special Meeting based on the Votes Cast Standard and the Majority of Outstanding Standard and will include in such public announcement a statement as to whether or not Proposal 1 or Proposal 2 (or both) was approved under the Votes Cast Standard, the Majority of Outstanding Standard or both.

Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) requires a minimum bid price of $1.00 per share for continued inclusion on The Nasdaq Capital Market. Although we are currently in compliance with the minimum bid price requirement set forth in the Bid Price Rule, our Common Stock traded as low as approximately $1.00 per share as recently as June 2026. As a result, to reduce the risk that our Common Stock becomes subject to delisting from The Nasdaq Capital Market due to the Bid Price Rule, we have determined to seek stockholder approval of Proposal 1 and Proposal 2 under both the Votes Cast Standard and the Majority of Outstanding Standard, and in two separate proposals that would potentially result in two separate amendments to the Company’s COI, to provide our Board with maximum flexibility in determining when and to what extent to effect the Reverse Stock Splits in the future.

In addition, if we are able to remain listed as a publicly traded company listed on Nasdaq, we will be able to maintain S-3 shelf eligibility, which increases our access to the capital markets and other financing opportunities, including in connection with our ATM program, which has been important to our ability to obtain financing. Once a company has been delisted, it will be expected to have fewer opportunities to attract financing partners and less leverage to negotiate terms for financing arrangements.

The two Reverse Stock Splits, if both approved and effected, could result in an aggregate reverse stock split ratio of up to 1:625 for shares of our Common Stock. However, our Board reserves the right to elect not to proceed with either or both of the Reverse Stock Splits, even if approved under the Majority of Outstanding Standard, and to abandon either or both of the Reverse Stock Splits if it determines, in its sole discretion, that the applicable Reverse Stock Split is no longer in the best interests of our stockholders. No further action by the stockholders will be required for our Board to either implement or abandon either or both of the Reverse Stock Splits.

If our Board does not effect either of the Reverse Stock Splits on or before the applicable dates described herein, any discretionary authority granted to our Board by our stockholders to file an amendment to effect such Reverse Stock Split, will terminate.

Our Board believes that the Reverse Stock Splits, if implemented, will increase the price per share of the Common Stock and assist in meeting the Bid Price Rule for maintaining a Nasdaq listing. Our Board also believes that a reverse stock split would potentially improve the marketability and liquidity of our Common Stock for the following reasons:

•Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Reverse stock splits could help increase analyst and broker interest in our Common Stock, as their internal policies might discourage them from following or recommending companies with low stock prices.

•Stock Price Volatility: Because trading volatility is often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in such stocks or tend to discourage individual brokers from recommending such stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Splits is intended to increase the per share market price of our Common Stock; however, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Splits, if either or both completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split(s), or that the market price of our Common Stock will not decrease in the future.

Criteria to be Used for Determining Whether to Implement Reverse Stock Splits

In determining whether to implement the Reverse Stock Splits and which stock split ratio to implement, our Board may consider, among other things, various factors, such as:

•historical trading price and trading volume of our Common Stock;

•the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the applicable Reverse Stock Split on the trading market for our common stock in the short- and long-term;

•our ability to maintain our listing on The Nasdaq Capital Market;

•which stock split ratios would result in the least administrative cost to us;

•the projected impact of the applicable Reverse Stock Split;

•prevailing general market and economic conditions; and

•if our stockholders approve either Proposal 1 or Proposal 2 (or both), the additional authorized but unissued shares of Common Stock that will result from the implementation of the Reverse Stock Split(s), will provide flexibility to use our Common Stock for business and/or financial purposes.

Therefore, the Board recommends that the stockholders grant the Board discretion to amend the Company’s COI to implement the First Reverse Stock Split and the Second Reverse Stock Split. The Board proposed wide stock split ratios (for an aggregate reverse stock split ratio of up to 1:625) to give it flexibility in determining the appropriate stock split ratio possible that will meet the Bid Price Requirement necessary to prevent delisting from the Nasdaq Capital Market as well as in connection with any other business transaction that the Board believes is in the best interest of the Company to pursue.

Except for adjustments that may result from the treatment of fractional shares, which will be rounded up to the nearest whole number, each stockholder will beneficially hold the same percentage of Common Stock immediately following each Reverse Stock Split as such stockholder held immediately prior to such Reverse Stock Split. Also, proportionate adjustments will be made to the per-share exercise price and the number of shares covered by outstanding options, warrants, and other convertible securities to buy Common Stock, so that the total prices required to be paid to fully exercise each option, warrant, or other convertible security before and after the Reverse Stock Splits will be approximately equal. The par value of the Common Stock will remain $0.0001 per share after the Reverse Stock Splits.

The Board does not intend as part of the Reverse Stock Splits to reduce the amount of the Company’s authorized shares of Common Stock. As of the Record Date, the Company has a total of 2,000,000,000 shares of Common Stock authorized and 8,808,017 shares issued, leaving 1,991,191,983 shares available for issuance, not including shares reserved for issuance under its “At-the-Market” program and upon exercise of warrants or options, or any other convertible securities. If Proposal 1 and Proposal 2 are approved, the number of unissued, available authorized shares of Common Stock will increase, as reflected in the following table as if the Reverse Stock Splits were to occur on the Record Date:

Ratio	Authorized	Issued pre-Reverse Stock Splits (1)	Issued post-Reverse Stock Splits (1)(2)	Post-Reverse Stock Splits Shares Available for Issuance (1)
1:10	2,000,000,000	8,808,017	880,802	1,999,119,198
1:25	2,000,000,000	8,808,017	352,321	1,999,647,679
1:50	2,000,000,000	8,808,017	176,161	1,999,823,839
1:100	2,000,000,000	8,808,017	88,081	1,999,911,919
1:625	2,000,000,000	8,808,017	14,093	1,999,985,907

_________________________

(1) Does not reflect shares reserved for issuance.

(2) Approximate. For purposes of this illustration, fractional shares are rounded.

The increase in the number of shares of Common Stock available for issuance and any subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the Reverse Stock Split be used as a type of anti-takeover device. Any additional shares of Common Stock, when issued, would have the same rights and preferences as the shares of Common Stock presently outstanding.

It should be noted that the liquidity of the Common Stock may be adversely affected by the Reverse Stock Splits given the reduced number of shares that would be outstanding after the Reverse Stock Splits. In addition, there can be no assurance that the Reverse Stock Splits will result in a market price that will help generate investor interest. The Board anticipates, however, that the expected higher market price and continued exchange listing will mitigate, to some extent, the effects on the liquidity through the anticipated increase in marketability discussed above.

The Board understands that there is a risk that the market price for the Common Stock may not react proportionally to the Reverse Stock Splits. For example, if the Company accomplishes a 1:10 Reverse Stock Split at a time when the market price is $1.00 per share, there can be no assurance that the resulting market price will thereafter remain at or above $10.00 per share. In addition, there can be no assurance that the Reverse Stock Splits will ensure continuing compliance with the listing standards of Nasdaq. Previously, on March 28, 2025, we were notified by Nasdaq that we were not in compliance with the Bid Price Rule. On March 15, 2026, the Company had effected a one-for-eight reverse stock split, and subsequently, on March 30, 2026, the Company was notified by Nasdaq that the Company had regained compliance. Despite this prior reverse stock split, our Common Stock traded as low as approximately $1.00 per share as recently as June 2026. As a precautionary measure, the Board is seeking discretionary authority to effect the Reverse Stock Splits.

The Board confirms that the contemplated Reverse Stock Splits are not and will not be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

Amendment to our COI to effect the Reverse Stock Splits, if any, will become effective at the time set forth in the applicable certificate of amendment as filed with the Secretary of State of the State of Delaware. The text of the form of such amendment to the COI is set forth in Annex A and Annex B to this Proxy Statement. Such amendments to our COI will be subject to change to include the exact reverse stock split ratio determined by our Board. Additionally, the text of such amendments will be subject to such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary or advisable to effect the Reverse Stock Split(s), if any.

Based upon the foregoing factors and understanding the risks, the Board has determined that granting the Board the discretion to implement the Reverse Stock Splits is in the best interests of the Company and its stockholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Splits

The following summary describes certain U.S. federal income tax consequences of the Reverse Stock Splits to holders of our Common Stock. This summary addresses the tax consequences only to U.S. holders.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this statement. We have not sought any ruling from the Internal Revenue Service (“IRS”) with respect to the statements made and the conclusions reached in this discussion, and there can be no assurance that the IRS will agree with these statements and conclusions. This summary addresses only holders that hold their shares of Common Stock as capital assets for U.S. federal income tax purposes. This discussion is not a comprehensive discussion of all the tax consequences that may be relevant to holders subject to special tax rules.

This summary addresses only U.S. federal income tax consequences, and does not address consequences arising under state, local, or foreign tax laws or other aspects of U.S. federal taxation that may be relevant to a holder. Each holder should consult its own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Splits.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLITS ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder generally should not recognize gain or loss upon the Reverse Stock Splits. Because no fractional shares will be issued and any fractional shares resulting from the Reverse Stock Split will be rounded up to the next whole share, no stockholder will receive cash in connection with the Reverse Stock Splits. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the Common Stock surrendered, and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Splits. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Required Vote

Proposal 1 (First Reverse Stock Split).

For Proposal 1, we are seeking stockholder approval under both the Votes Cast Standard and the Majority of Outstanding Standard. Accordingly, Proposal 1 will be deemed approved if it receives (i) the affirmative vote of a majority of the votes cast or (ii) the affirmative vote of a majority in voting power of the outstanding shares. For purposes of the Votes Cast Standard, only votes cast “for” or “against” a proposal are counted in determining the outcome of the vote. For purposes of the Majority of Outstanding Standard, abstentions will have the same practical effect as a vote “against” the proposal. We believe that Proposal 1 is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion. Accordingly, no broker non-votes are expected to occur.

Proposal 2 (Second Reverse Stock Split).

The required vote for Proposal 2 is the same as described above for Proposal 1 (First Reverse Stock Split). However, this proposal is conditioned upon the approval of Proposal 1. If Proposal 1 is not approved, Proposal 2 will also not be approved.

Recommendation of the Board

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND DECLARED ADVISABLE THE FIRST AMENDMENT AND THE SECOND AMENDMENT SET FORTH IN PROPOSALS 1 AND 2, RESPECTIVELY, AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

PROPOSAL NO. 3 - APPROVAL OF THE SKY QUARRY INC. 2026 OMNIBUS INCENTIVE PLAN

At the Special Meeting, stockholders will be asked to approve the Company’s 2026 Omnibus Incentive Plan. The Board believes that approval of the 2026 Omnibus Plan is critical to the Company's continued ability to attract, retain, and motivate the employees, non-employee directors, and consultants on whom the Company's success depends. As of the date hereof, no shares remain available for future grants under the 2020 Stock Plan, which is insufficient to meet the Company's anticipated equity compensation needs. If the 2026 Omnibus Plan is not approved by stockholders, the Company believes it will be unable to provide competitive equity incentives, which could place the Company at a significant disadvantage in attracting and retaining talent and require the Company to increase the cash component of its compensation program. Upon stockholder approval of the 2026 Omnibus Plan, the 2020 Stock Plan will terminate and no further awards will be granted thereunder. The terms of the 2026 Omnibus Plan are described below and a copy of the 2026 Omnibus Plan is set forth in this proxy statement as Annex C. This summary does not contain all of the terms and conditions of the 2026 Omnibus Plan and is qualified in its entirety by reference to the 2026 Omnibus Plan as set forth in Annex C.

General Information

The 2026 Omnibus Plan, if approved by stockholders, will allow the Company to continue to encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company's objectives, give participants an incentive for excellence in individual performance, promote teamwork among participants, and give the Company a significant advantage in attracting and retaining key employees, directors and consultants. The Company's named executive officers and directors have an interest in this proposal as they are eligible to receive equity awards under the 2026 Omnibus Plan.

Summary of the 2026 Omnibus Incentive Plan

The 2026 Omnibus Plan promotes ownership in the Company by its eligible employees, nonemployee directors and consultants, and aligns incentives between these service providers and stockholders by permitting these service providers to receive compensation in the form of awards denominated in, or based on the value of, the Company. These incentives will be provided through the grant of options, stock appreciation rights, restricted stocks, restricted stock units, performance-based awards (including performance-based restricted stocks and restricted stock units), other share based awards, other cash-based awards or any combination of the foregoing. Participation in the 2026 Omnibus Plan will be open to employees, non-employee directors, or consultants, who have been selected as an eligible recipient under the 2026 Omnibus Plan by the Administrator. Awards of incentive stock options, however, will be limited to employees eligible to receive such form of award under the Code. As of July 23, 2026, it is expected that approximately 20 employees, 2 consultants and 3 of our non-employee directors will be eligible to participate in the 2026 Omnibus Plan.

Shares Subject to the 2026 Omnibus Plan

A total of 3,000,000 shares of the Company’s common stock will be reserved and available for issuance under the 2026 Omnibus Plan (the “Share Limit”). The maximum number of shares that may be issued pursuant to options intended to be incentive stock options will be equal to 3,000,000. Notwithstanding anything herein to the contrary, the maximum number of shares subject to awards granted during any fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year with respect to such director’s service as a non-employee director, shall not exceed $5,000,000 (calculating the value of any such awards based on the grant date fair market value of such awards for financial reporting purposes).

The total number of shares of the Company’s common stock that will be reserved and may be issued under the 2026 Omnibus Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2026, by a number of shares equal to 19.99% of the total number of the Company common stock outstanding on the last day of the prior calendar year. The Administrator may act prior to January 1 of a given year to provide that there will be no increase in the share reserve for that year, or that the increase in the share reserve will be smaller than as provided in the 2026 Omnibus Plan.

Shares issued under the 2026 Omnibus Plan may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Any shares of common stock subject to an award under the 2026 Omnibus Plan that, after the date the 2026 Omnibus Plan becomes effective, are forfeited, canceled, settled or otherwise terminated without a distribution of shares to a participant will thereafter be deemed to be available for awards with respect to shares of common stock. In applying the immediately preceding sentence, if (i) shares otherwise issuable or issued in respect of, or as part of, any award are withheld to cover taxes or any applicable exercise price, such shares will be treated as having been issued under the 2026 Omnibus Plan and will not be available for issuance under the 2026 Omnibus Plan, and (ii) any share-settled stock appreciation rights or options are exercised, the aggregate number of shares subject to such stock appreciation rights or options will be deemed issued under the 2026 Omnibus Plan and will not be available for issuance under the 2026 Omnibus Plan. In addition, shares tendered to exercise outstanding options or other awards, withheld to cover applicable taxes on any awards or repurchased on the open market using exercise price proceeds shall not be available for issuance under the 2026 Omnibus Plan. For the avoidance of doubt, shares underlying awards that are subject to the achievement of performance goals will be counted against the share reserve based on the target value of such awards unless and until such time as such awards become vested and settled in shares, and awards that, pursuant to their terms, may be settled only in cash shall not count against the share reserve.

Administration of the 2026 Omnibus Plan

The 2026 Omnibus Plan will be administered by the Board, or, if and to the extent the Board does not administer the plan, the Compensation Committee (the “Administrator”). The Administrator has the power to determine the terms of the awards granted under the 2026 Omnibus Plan, including the exercise price, the number of shares subject to each award, and the exercisability and vesting terms of the awards. The Administrator also has the power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the 2026 Omnibus Plan. All decisions made by the Administrator pursuant to the provisions of the 2026 Omnibus Plan will be final, conclusive and binding.

Stock Options

The 2026 Omnibus Plan provides for grants of both nonqualified and incentive stock options. A nonqualified stock option entitles the recipient to purchase Company common stock at a fixed exercise price. The exercise price per share will be determined by the compensation committee but such price will never be less than 100% of the fair market value of a share of Company common stock on the date of grant. Fair market value will generally be the closing price of a share of Company common stock on the Nasdaq on the date of grant. Nonqualified stock options under the 2026 Omnibus Plan generally must be exercised within ten (10) years from the date of grant. A nonqualified stock option is an option that does not meet the qualifications of an incentive stock option as described below.

An incentive stock option is a share option that meets the requirements of Section 422 of the Code. Incentive stock options may be granted only to employees and the aggregate fair market value of a share of Company common stock determined at the time of grant with respect to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s affiliates unless (i) the option exercise price is at least 110% of the fair market value of the shares subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five (5) years from the date of grant.

Stock Appreciation Rights

A SAR entitles the holder to receive an amount equal to the difference between the fair market value of a share of Company common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of Company common stock on the grant date), multiplied by the number of shares of Company common stock subject to the SAR (as determined by the Administrator).

Restricted Stock Awards

A restricted stock award is an award of Company common stock that vests in accordance with the terms and conditions established by the Administrator.

Restricted Stock Units

A restricted stock unit is a right to receive shares or the cash equivalent of Company common stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit grant, the Company must deliver to the holder of the restricted stock unit unrestricted Company common stock (or, in the Administrator’s sole discretion, cash equal to the shares that would otherwise be delivered, or partly in cash and partly in shares). Participants holding restricted stock units will have no voting rights.

Other Share-Based Awards

We may grant or sell to any participant a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Company common stock, including unrestricted Company common stock under the 2026 Omnibus Plan or a dividend equivalent. A dividend equivalent is a right to receive payments, based on dividends with respect to Company common stock.

Other Cash-Based Awards

We may grant cash awards under the 2026 Omnibus Plan, including cash awards as a bonus or upon the attainment of certain performance goals.

Performance-Based Awards

We may grant an award conditioned on satisfaction of certain performance criteria. Such performance-based awards include performance-based restricted stock and restricted stock units. Any dividends or dividend equivalents payable or credited to a participant with respect to any unvested performance-based award will be subject to the same performance goals as the shares or units underlying the performance-based award.

Performance Goals

If the Administrator determines that an award under the 2026 Omnibus Plan will be earned subject to the achievement of performance goals, the Administrator may select one or more performance criteria upon which to grant such award, which may include, but are not limited to, any one or more of the following: earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profit after tax; cash flow; revenue; net revenues; sales; days sales outstanding; income; net income; operating income; net operating income, operating margin; earnings; earnings per share; return on equity; return on investment; return on capital; return on assets; return on net assets; total shareholder return; economic profit; market share; appreciation in the fair market value, book value or other measure of value of a share of Company common stock; expense/cost control; working capital; customer satisfaction; employee retention or employee turnover; employee satisfaction or engagement; environmental, health, or other safety goals; individual performance; strategic objective milestones; any other criteria specified by the Administrator in its sole discretion; or, as applicable, any combination of, or a specified increase or decrease in, any of the foregoing.

Vesting

The Administrator has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award. However, no award shall vest in full earlier than the first anniversary of the applicable grant date. This one-year minimum vesting restriction does not apply to (i) substitute awards, (ii) awards that result in the issuance of an aggregate of up to five percent (5%) of the shares authorized for issuance under the 2026 Omnibus Plan, or (iii)

the Administrator’s discretion to provide for accelerated vesting in connection with a participant’s death, disability, or a change in control.

Equitable Adjustments

In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, extraordinary dividend, stock split, reverse stock split, combination or exchange of shares, or other change in corporate structure or payment of any other distribution, the maximum number and kind of the Company common stock reserved for issuance or with respect to which awards may be granted under the 2026 Omnibus Plan will be adjusted to reflect such event, and the Administrator will make such adjustments as it deems appropriate and equitable in the number, kind and exercise price of the Company common stock covered by outstanding awards made under the 2026 Omnibus Plan, and in any other matters that relate to awards and that are affected by the changes in the shares referred to in this section.

Change in Control

Unless otherwise expressly provided in an award agreement, awards will not automatically vest upon a change in control (as defined in the 2026 Omnibus Plan). However, if a participant’s employment or service is terminated by the Company without cause, or the participant resigns for good reason (each as defined in the 2026 Omnibus Plan), in either case within twelve (12) months following a change in control, then the participant’s awards will become fully vested (or, in the case of performance-based awards, will vest based on the greater of (i) target performance or (ii) actual performance as of the change in control, as determined in good faith by the administrator).

In the event of any proposed change in control, the Administrator will take any action as it deems appropriate and equitable to effectuate the purposes of the 2026 Omnibus Plan and to protect the participants who hold outstanding awards under the 2026 Omnibus Plan, which action may include, without limitation, the following: (i) the continuation of any award, if the Company is the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any award, provided, however, that any such substitution with respect to options and SARs shall occur in accordance with the requirements of Section 409A of the Code; or (iv) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the change in control price or if the Administrator determines that the award cannot reasonably become vested pursuant to its terms, such award shall terminate and be canceled without consideration.

Recoupment Policy

Awards under the 2026 Omnibus Plan are subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including the Dodd-Frank Act and SEC rules.

No Repricing Without Shareholder Approval

Except as permitted in connection with equitable adjustments for corporate transactions or changes in capitalization, the Administrator may not, without the approval of the Company’s stockholders, (i) reduce the exercise price of any outstanding option or stock appreciation right, (ii) cancel any outstanding option or stock appreciation right and replace it with a new option, stock appreciation right, other award, or cash, or (iii) take any other action that is considered a ‘repricing’ under applicable stock exchange rules.

Amendment and Termination

The Administrator may alter, amend, modify, or terminate the 2026 Omnibus Plan at any time, provided that the approval of our stockholders will be obtained for any amendment to the 2026 Omnibus Plan that requires stockholder approval under the rules of the stock exchange(s) on which the Company common stock is then listed or in accordance with other applicable law, including, but not limited to, an increase in the number of shares of Company common stock reserved for issuance, a reduction in the exercise price of options or other entitlements, an extension of the maximum term of any award, or an amendment that grants the Administrator additional powers to amend the 2026 Omnibus Plan. In addition, no modification of an award will, without the prior written consent of the participant, adversely alter or impair any rights or obligations under any award already granted under the 2026 Omnibus Plan, unless the Administrator expressly reserved the right to do so at the time of the award.

Effective Date and Term

The 2026 Omnibus Plan will become effective on the date it is approved by the Company’s stockholders (the “Effective Date”). The 2026 Omnibus Plan will remain in effect until terminated by the Board; provided, however, that (i) no awards other than incentive stock options may be granted under the 2026 Omnibus Plan on or after the tenth (10th) anniversary of the Effective Date, and (ii) no incentive stock options may be granted under the 2026 Omnibus Plan on or after the tenth (10th) anniversary of the date the 2026 Omnibus Plan was adopted by the Board. Any awards granted prior to the applicable date described above will remain outstanding in accordance with their terms.

Summary of U.S. Federal Income Tax Consequences

The following discussion of certain relevant United States federal income tax effects applicable to certain awards granted under the 2026 Omnibus Plan is only a summary of certain of the United States federal income tax consequences applicable to United States residents under the 2026 Omnibus Plan, and reference is made to the Code for a complete statement of all relevant federal tax provisions. No consideration has been given to the effects of foreign, state, local and other laws (tax or other) on the 2026 Omnibus Plan or on a participant, which laws will vary depending upon the particular jurisdiction or jurisdictions involved. Participants who are stationed outside the United States may be subject to foreign taxes as a result of the 2026 Omnibus Plan.

Nonqualified Stock Options

An optionee subject to United States federal income tax will generally not recognize taxable income for United States federal income tax purposes upon the grant of a nonqualified stock option. Rather, at the time of exercise of the nonqualified stock option, the optionee will recognize ordinary income, subject to wage and employment tax withholding, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. If the shares acquired upon the exercise of a nonqualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee), depending upon the length of time such shares were held by the optionee.

Incentive Stock Options

An optionee subject to United States federal income tax will generally not recognize taxable income for United States federal income tax purposes upon the grant of an incentive stock option (within the meaning of Section 422 of the Code) and the Company will not be entitled to a deduction at that time. If the incentive stock option is exercised during employment or within ninety (90) days following the termination thereof (or within one (1) year following termination, in the case of a termination of employment due to death or disability, as such terms are defined in the 2026 Omnibus Plan), the optionee will not recognize any income and the Company will not be entitled to a deduction. The excess of the fair market value of the shares on the exercise date over the exercise price, however, is includible in computing the optionee’s alternative minimum taxable income. Generally, if an optionee disposes of shares acquired by exercising an incentive stock option either within two (2) years after the date of grant or one year after the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the sale price, if lower) over the exercise price. The balance of any gain or loss will generally be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two-year and one-year periods described above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

SARs

A participant subject to United States federal income tax who is granted a SAR will not recognize ordinary income for United States federal income tax purposes upon receipt of the SAR. At the time of exercise, however, the participant will recognize ordinary income, subject to wage and employment tax withholding, equal to the value of any cash received and the fair market value on the date of exercise of any shares received. The Company will not be entitled to a deduction upon the grant of a SAR, but generally will be entitled to a deduction for the amount of income the participant recognizes upon the participant’s exercise of the SAR. The participant’s tax basis in any shares received will be the fair market value on the date of exercise and, if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of the shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock

A participant subject to United States federal income tax generally will not be taxed upon the grant of a restricted stock award, but rather will recognize ordinary income for United States federal income tax purposes in an amount equal to the fair market value of the shares at the time the restricted stock is no longer subject to a substantial risk of forfeiture (within the meaning of the Code). The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal the fair market value of those shares at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted stock is awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the restricted stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units

A participant subject to United States federal income tax who is granted a restricted stock unit will not recognize ordinary income for United States federal income tax purposes upon the receipt of the restricted stock unit, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the award is settled into shares, subject to wage and employment tax withholding, and the Company will have a corresponding deduction at that time.

Other Share-Based and Other Cash-Based Awards

In the case of other share-based and other cash-based awards, depending on the form of the award, a participant subject to United States federal income tax will not be taxed upon the grant of such an award, but, rather, will recognize ordinary income for United States federal income tax purposes when such an award vests or otherwise is free of restrictions. In any event, the Company will be entitled to a deduction at the time when, and in the amount that, a participant recognizes ordinary income.

Tax Effects for the Company

In addition to the tax impact to the Company described above, the Company’s deduction may also be limited by Section 280G or Section 162(m) of the Code. In general, Section 162(m) of the Code denies a publicly held corporation a deduction for United States federal income tax purposes for compensation in excess of $1,000,000 per year per covered employee.

New Plan Benefits

As of the date hereof, no awards have been granted under the 2026 Omnibus Plan. The aggregate number of shares and aggregate total dollar value of potential future awards under the 2026 Omnibus Plan that may be made to any of our named executive officers or to our executive officers, non-executive officer employees or non-executive directors as a group are not yet determinable because the types and amounts of awards and selection of participants are subject to the Administrator’s future determination.

Registration with the SEC

If the 2026 Omnibus Plan is approved by our stockholders and becomes effective, the Company is expected to file a registration statement on Form S-8 registering the shares reserved for issuance under the 2026 Omnibus Plan as soon as reasonably practicable after becoming eligible to use such form.

Required Vote

The approval of Proposal No. 3 will require the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote thereon. Accordingly, if a valid quorum is established, abstentions will have the same effect as votes against the proposal, and broker non-votes will have no effect regarding the proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2026 OMNIBUS INCENTIVE PLAN.

PROPOSAL NO. 4

ADJOURNMENT OF THE SPECIAL MEETING

If necessary, the Company may propose to adjourn the Special Meeting to a later date or dates in order to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and 3. The chairperson will have the discretion to decide whether or not to submit this Proposal 4 to the stockholders.

Required Vote

The vote required to approve Proposal 4 is the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote thereon. Abstentions will have the same effect as votes against this proposal. We believe that Proposal 4 is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion. Accordingly, no broker non-votes are expected to occur.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES.

EXECUTIVE COMPENSATION

The following table shows the total compensation earned by (1) our Chief Executive Officer, and (2) our other named executive officers during the fiscal years ended December 31, 2025 and 2024 (collectively, the “named executive officers”):

			Stock	All Other
		Salary	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)

Marcus Laun, Interim Chief Executive Officer, Interim Chief Financial Officer, President(3)	2025	225,000	83,800	28,750	337,550
	2024	206,250	-		206,250
David Sealock, Former Chief Executive Officer(4)	2025	150,000	-	103,131	253,131
	2024	206,250	-		206,250
Darryl Delwo, Former Chief Financial Officer(5)	2025	112,500	-		112,500
	2024	175,500	-		175,500
Matthew Flemming, Executive Chairman(6)	2025	20,833	167,600	72,000	260,433

(1) The amount is equal to the aggregate grant-date fair value with respect to the restricted common stock awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2) Amounts reported in this column represent fees earned or paid in cash for service as a member of the Board of Directors during the applicable fiscal year. These amounts are not included in the Director Compensation table below, which reflects compensation only for directors who were not named executive officers.

(3) Mr. Laun was appointed to serve as the Interim Chief Executive Officer and Interim Chief Financial Officer on August 28, 2025.

(4) Mr. Sealock was removed as the Chief Executive Officer of the Company on August 28, 2025.

(5) Mr. Delwo resigned as the Chief Financial Officer of the Company on August 4, 2025.

(6) Mr. Flemming was appointed to serve as the Executive Chairman on December 8, 2025.

In July 2026, the Compensation Committee approved and recommended Board approval of, and the Board approved, supplemental cash awards to Marcus Laun and Matthew Flemming in the amounts of $100,000 and $125,000, respectively. These awards were approved after the fiscal year ended December 31, 2025 and are not reflected in the Summary Compensation Table above.

Employment Agreements

We are party to an employment agreement with Marcus Laun, dated March 15, 2020, which provides for an initial annual base salary of $120,000, which is reviewed annually by the board. In May 2022, the annual base salary was increased to $225,000. In addition, Mr. Laun is eligible to earn an annual bonus, subject to the achievement of certain performance goals, milestones and objectives, as established from time to time by an appropriate committee of our board. Mr. Laun is entitled to severance payments from us in an amount of up to twenty-four months of his base salary at the time of his termination if he is terminated without cause. The employment agreement has an indefinite term.

We are party to an employment agreement with Matthew Flemming, dated December 1, 2025, which provides for an annual salary of $250,000 which is reviewed annually by the board. In addition, Mr. Flemming is eligible to earn an annual bonus, subject to the achievement of certain performance goals, milestones and objectives, as established from time to time by an appropriate committee of our board. Mr. Flemming is eligible to earn a bonus of $60,000 to be paid to Mr. Flemming upon the Company recapitalizing its business by raising $4,000,000 or more through the issuance of debt, equity or a combination thereof. Furthermore, Mr. Flemming is eligible to receive equity awards under the Company’s equity incentive plans, subject to the terms and conditions of the applicable plan and award agreement. The agreement has an initial term of 24 months and automatically renews for successive one-year periods unless either party provides timely notice of non-renewal. Mr. Flemming is entitled to severance payments from us in an amount of up to 12 months of Mr. Flemming’s current yearly salary rate upon certain qualifying terminations, subject to the terms and conditions of the employment agreement.

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, non-qualified deferred compensation plan, defined contribution plan, or other retirement plan.

Potential Payments Upon Termination or Change in Control

As described under “-Employment Agreements” above, Mr. Laun is entitled to severance benefits upon certain qualifying terminations, including a termination by the Company without cause. Mr. Flemming is entitled to severance benefits upon certain qualifying terminations, subject to the terms and conditions of his employment agreement. Such severance generally consists of continued base salary payments for a period of up to 24 months for Mr. Laun and 12 months for Mr. Flemming and is subject to the terms and conditions of the applicable employment agreement, including, where applicable, the execution of a release of claims. None of our named executive officers are entitled to enhanced benefits solely upon a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to the value of all unexercised options and unvested shares of restricted stock previously awarded to the executive officers named above at the fiscal year ended December 31, 2025.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Marcus Laun	6,945	3,472	-	38.4	10/14/2028
Darryl Delwo	-	16,667	-	21.6	9/2/2027
Darryl Delwo	-	8,333	-	38.4	10/14/2028
Matthew Flemming	6,945	3,472	-	38.4	10/31/2028
Alexander Monje	-	-	-	-	-
Omar Hussein	-	-	-	-	-
Robert Byrne	-	-	-	-	-

Compensation Recovery (Clawback) Policy

We maintain a compensation recovery (clawback) policy in accordance with applicable SEC rules and Nasdaq listing standards. The policy provides for the recovery of erroneously awarded incentive-based compensation received by our executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. The Company has not been required to prepare an accounting restatement, and no recovery has been required under the policy.

Policies and Practices Related to the Grant of Certain Equity Awards

We do not time the grant of equity awards in coordination with the release of material non-public information, and the release of material non-public information is not timed on the basis of option or other equity grant dates. In determining the timing or terms of equity awards, the compensation committee does not take material non-public information into account. Our equity awards are granted under a shareholder-approved plan and stock options are granted at an exercise price at or above the closing market price of the Company’s common stock on the date of grant. Equity awards are generally approved on the date of our regularly scheduled compensation committee meeting and are effective as of such dates or specified prospective dates. Typically, the Company’s stock options issued under its 2020 plan include a 5-year term and one third per annum vesting. Outside of the annual grant cycle, we may make equity award grants in connection with a new hire package, retention grant or severance package.

Director Compensation

The table below sets forth the compensation paid to our directors during the fiscal year ended December 31, 2025. The compensation described below does not include compensation listed under the Summary Compensation Table above.

	Fees Earned or Paid in Cash	Stocks Awarded	Total
Name	($)	($)	($)
Leo B. Womack (1)	72,000	37,523	109,523
Todd Palin (2)	60,000	30,544	90,544
Alexander Monje (3),(6)	-	-	-
Omar Hussein (4),(6)	-	-	-
Robert Byrne (5),(6)	-	-	-

(1) Leo Womack resigned from the Board of Directors effective January 2026.

(2) Todd Palin resigned from the Board of Directors effective January 2026.

(3) Alexander Monje was appointed to the Board of Directors in November 2025.

(4) Omar Hussein was appointed to the Board of Directors in November 2025.

(5) Robert Byrne was appointed to the Board of Directors in November 2025.

(6) In July 2026, the Compensation Committee recommended, and the Board approved, a cash payment of $175,000 to each of Mr. Monje, Mr. Hussein, and Mr. Byrne for previously performed service as a non-employee director from November 2025 through June 30, 2026. Because the payment was approved after December 31, 2025 and relates to services performed over a period that includes both fiscal 2025 and fiscal 2026, the Company has not allocated the payment between fiscal years in the table above.

2020 Stock Plan

On March 27, 2020, our board of directors adopted the Sky Quarry Inc. 2020 Stock Plan (the “2020 Stock Plan”) which was approved by our stockholders on March 27, 2020. On September 7, 2024, and on September 2, 2025, our board of directors approved amendments to the 2020 Stock Plan, ultimately increasing the number of shares available under the 2020 Stock Plan from 208,334 to 500,000, which amendments were approved by our stockholders on November 4, 2025. As of the date of this proxy statement, no shares remain available for future grants under the 2020 Stock Plan. The following is a summary of certain significant features of the 2020 Stock Plan. The information which follows is subject to, and qualified in its entirety by reference to, the 2020 Stock Plan document itself, which has previously been filed as an exhibit to our public filings with the SEC.

Purposes of the Plan: The purpose of the 2020 Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to individuals who perform services for the Company, and to promote the success of our business.

Types of Awards: The 2020 Stock Plan permits the grant of non-statutory stock options, incentive stock options, restricted stock, and/or any combination of the foregoing.

Administration of the Plan: The 2020 Stock Plan is currently administered by our compensation committee. Among other things, the administrator has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The administrator has authority to take any other action that it deems necessary or desirable for the administration of the 2020 Stock Plan.

Eligible Persons: Persons eligible to receive awards under the 2020 Stock Plan will be those officers, employees, consultants, and directors of the Company and its subsidiaries who are selected by the administrator. Each person to whom an award is granted under the 2020 Stock Plan may be required to agree in writing, as a condition to the grant of such award or otherwise, to subject an award that is exercised or settled following such person’s termination of employment or service to a general release of claims and/or a noncompetition or other restricted covenant agreement in favor of the Company and its affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the administrator.

Shares Available Under the Plan: The maximum number of shares of our common stock that may be delivered to participants under the 2020 Stock Plan is 500,000, subject to adjustment for certain corporate changes affecting the shares, such as stock splits; however, as of the date of this proxy statement, no shares remain available for future grants under the 2020 Stock Plan. Shares subject to an award under the 2020 Stock Plan for which the award is cancelled, forfeited, exchanged, settled in cash or otherwise terminated, again become available for grants under the 2020 Stock Plan.

Stock Options:

General. Stock options give the option holder the right to acquire from us a designated number of shares of common stock at a purchase price that is fixed upon the grant of the option. Stock options granted may be either tax-qualified stock options (so-called “incentive stock options”) or non-statutory stock options. Subject to the provisions of the 2020 Stock Plan, the administrator has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the administrator may determine.

Option Price. The exercise price for stock options will be determined at the time of grant. Typically, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the administrator at the time of the grant. The option exercise must be accompanied by payment of the exercise price. The exercise price may be paid as follows: (i) cash, (ii) check, (iii) to the extent permitted under, and in accordance with, applicable laws, delivery of a promissory note with such recourse, interest, security and redemption provisions as the administrator determines to be appropriate, (iv) cancellation of indebtedness, (v) other previously owned shares that have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is exercised, (vi) a cashless exercise; (vii) such other consideration and method of payment permitted under applicable laws, or (viii) any combination of the foregoing methods of payment.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the administrator at the time of grant, which cannot exceed ten years provided that in the case of incentive stock options granted to holders of more than 10% of our voting stock, such term cannot exceed five years.

Incentive and Non-Statutory Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code of 1986, as amended, or the Code, for more favorable tax treatment than applies to non-statutory stock options. Any option that does not qualify as an incentive stock option will be a non-statutory stock option. Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate fair market value in excess of $100,000, measured at the grant date.

Stock Awards: Restricted shares are shares of common stock awarded to participants at no cost. Restricted shares take the form of awards of restricted stock, which represent issued and outstanding shares of our common stock. The vesting date or dates and other conditions for vesting are established when the shares are awarded. These awards will be subject to such conditions, restrictions and contingencies as the administrator shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.

Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the administrator. In the event of various changes to the capitalization of the Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our Company, including acceleration of vesting. Except as otherwise determined by the administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. The board may amend, alter, suspend, discontinue or terminate any award or award agreement, the 2020 Stock Plan or the committee’s authority to grant awards without the consent of stockholders or participants, except that any amendment or alteration to the 2020 Stock Plan, including any increase in any share limitation, shall be subject to the approval of stockholders not later than the annual meeting next following such committee action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which shares of stock may then be listed or quoted, and the board may otherwise, in its discretion, determine to submit other changes to the 2020 Stock Plan to stockholders for approval; provided that, without the consent of an affected participant, no such board action may materially and adversely affect the rights of such participant under any previously granted and outstanding award.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date for (i) each of our named executive officers and directors; (ii) all of our current executive officers and directors as a group; and (iii) each other stockholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or any member of such group has the right to acquire within sixty (60) days. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of the Record Date are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o the Company, 707 W. 700 S, Suite 105, Woods Cross, Utah 84087.

Name	Amount of Beneficial Ownership of Common Stock(1)	Percentage
Directors and Named Executive Officers
Marcus Laun, Interim CEO, Interim CFO and Director (2)	227,040	2.6%
Matthew Flemming, Chairman (3)	112,766	1.3%
Alexander Monje	50,000	*
Omar Hussein	30,000	*
Robert Byrne	30,000	*
All current executive officers and directors as a group (5 persons above)	449,806	5.1%
David Sealock (4)	34,384	*
Darryl Delwo (5)	1,875	*

* Less than 1%

(1)Based on 8,808,017 shares of Common Stock issued and outstanding as of the Record Date.

(2)Includes 10,417 shares of Common Stock issuable upon the exercise of stock options that have been vested as of the date hereof.

(3)Includes 10,417 shares of Common Stock issuable upon the exercise of stock options that have been vested as of the date hereof.

(4)Based on information known to us, Mr. Sealock, our former Chief Executive Officer, held 275,072 shares of our Common Stock as of December 1, 2025, as adjusted for the Company’s 1-for-8 reverse stock split effected on March 15, 2026.

(5)Based on information known to us, Mr. Delwo, our former Chief Financial Officer, held 15,000 shares of our Common Stock as of September 8, 2025, as adjusted for the Company’s 1-for-8 reverse stock split effected on March 15, 2026.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLAN

The following table provides certain information as of the end of our most recently completed fiscal year with respect to compensation plans (including any individual compensation arrangements, of which there are none) under which our equity securities are authorized for issuance, aggregated as follows.

Plan Category	Number of securities issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities available for future issuance under equity (excluding securities issuable upon exercise of outstanding options, warrants, and rights)

Equity compensation plans approved by security holders: 2020 Stock Plan	62,500	$96.00	0

Equity compensation plans not approved by security holders: None	—	—	—
	62,500		0

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, which are intended to be covered by the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this proxy statement, including statements that relate to our future results of operations and financial position, business strategies and plans, the expected results of reverse stock splits and our ability to meet the continued listing requirements of The Nasdaq Capital Market, are forward-looking statements. Words such as “aim,” “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “if,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” and variations of such words and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and are, by their very nature, uncertain and risky. Although our management believes that the expectations and assumptions reflected in the forward-looking statements are reasonable, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond the Company’s control. Actual results may differ materially from those expressed or implied by these forward-looking statements. Readers are cautioned not to put undue reliance on any forward-looking statements, which speak only as of the date such statements are made. Except as may be required by law, we expressly disclaim any obligation to update these forward-looking statements. You are urged to carefully review and consider the risks, uncertainties and additional discussions related thereto in this proxy statement and other filings we file from time to time with the SEC.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders must submit the proposal to us at our corporate headquarters no later than May 20, 2026, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Pursuant to our Amended and Restated Bylaws, nothing in the procedure described in the sentence above shall be deemed to affect the rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule l4a-8 under the Exchange Act.

Stockholders who intend to present a proposal at our 2026 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after July 7, 2026, but no later than August 6, 2026. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 5, 2026.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 707 W 700 S, Suite 105, Woods Cross, UT 84087 Attn: Corporate Secretary, phone number (424) 394-1090. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov.

You may also obtain copies of our reports, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, without charge by contacting us at Sky Quarry Inc., 707 W 700 S, Suite 105, Woods Cross, UT 84087, Telephone: (424) 394-1090.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Marcus Laun
Marcus Laun
Interim CEO, Interim CFO and President

Date: August 5, 2026

ANNEX A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF

SKY QUARRY INC.

___, ___

SKY QUARRY INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as Amended (the “Certificate of Incorporation”).

2.The Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation on the terms of this Certificate of Amendment declaring such amendment to be advisable and directing that the proposed amendment be considered by the stockholders of the Corporation at a meeting thereof.

3.Article FOUR of the Certificate of Incorporation is hereby amended by adding the following paragraph at the end of Article FOUR:

Second Reverse Stock Split. Upon the filing (the “Second Effective Time”) of this Certificate of Amendment to this Certificate of Incorporation, as amended, pursuant to the Section 242 of the DGCL, each ___ (_) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Second Effective Time (the “Second Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Second Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of Common Stock (the “Second New Common Stock”), subject to the treatment of fractional share interests as described below (the “Second Reverse Stock Split”). The conversion of the Second Old Common Stock into Second New Common Stock will be deemed to occur at the Second Effective Time. From and after the Second Effective Time, certificates representing the Second Old Common Stock shall represent the number of shares of Second New Common Stock into which such Second Old Common Stock shall have been converted pursuant to this Certificate of Amendment. No fractional shares shall be issued in connection with the Second Reverse Stock Split. Instead, registered stockholders who would be entitled to receive fractional shares of Second New Common Stock because they hold a number of shares not evenly divisible by the Second Reverse Stock Split ratio shall have their fractional share rounded up to the nearest whole number of Second New Common Stock. For those stockholders who hold shares with a brokerage firm, the Corporation will round up fractional shares at the participant level. No cash will be paid in lieu of fractional shares.

A-1

4.This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the directors and stockholders of the Corporation.

5.This Certificate of Amendment shall become effective at 11:59 p.m., Eastern Time, on ___, ___.

[signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the date first written above.

SKY QUARRY INC.

By: ____________________________

Name:

Title:

A-2

ANNEX B

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF

SKY QUARRY INC.

___, ___

SKY QUARRY INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as Amended (the “Certificate of Incorporation”).

2.The Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation on the terms of this Certificate of Amendment declaring such amendment to be advisable and directing that the proposed amendment be considered by the stockholders of the Corporation at a meeting thereof.

3.Article FOUR of the Certificate of Incorporation is hereby amended by adding the following paragraph at the end of Article FOUR:

Third Reverse Stock Split. Upon the filing (the “Third Effective Time”) of this Certificate of Amendment to this Certificate of Incorporation, as amended, pursuant to the Section 242 of the DGCL, each ___ (_) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Third Effective Time (the “Third Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Third Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of Common Stock (the “Third New Common Stock”), subject to the treatment of fractional share interests as described below (the “Third Reverse Stock Split”). The conversion of the Third Old Common Stock into Third New Common Stock will be deemed to occur at the Third Effective Time. From and after the Third Effective Time, certificates representing the Third Old Common Stock shall represent the number of shares of Third New Common Stock into which such Third Old Common Stock shall have been converted pursuant to this Certificate of Amendment. No fractional shares shall be issued in connection with the Third Reverse Stock Split. Instead, registered stockholders who would be entitled to receive fractional shares of Third New Common Stock because they hold a number of shares not evenly divisible by the Third Reverse Stock Split ratio shall have their fractional share rounded up to the nearest whole number of Third New Common Stock. For those stockholders who hold shares with a brokerage firm, the Corporation will round up fractional shares at the participant level. No cash will be paid in lieu of fractional shares.

4.This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the directors and stockholders of the Corporation.

5.This Certificate of Amendment shall become effective at 11:59 p.m., Eastern Time, on ___, ___.

[signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the date first written above.

SKY QUARRY INC.

By: ____________________________

Name:

Title:

ANNEX C

SKY QUARRY INC.
2026 OMNIBUS INCENTIVE PLAN

Section 1.General.

The purposes of the Sky Quarry Inc. 2026 Omnibus Incentive Plan (the “Plan”) are to: (a) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (b) give Participants an incentive for excellence in individual performance; (c) promote teamwork among Participants; and (d) give the Company a significant advantage in attracting and retaining key Employees, Directors and Consultants. To accomplish such purposes, the Plan provides that the Company may grant (i) Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Performance-Based Awards (including performance-based Restricted Stock and Restricted Stock Units), (vi) Other Share-Based Awards, (vii) Other Cash-Based Awards or (viii) any combination of the foregoing.

Section 2.Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)“Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 of the Plan.

(b)“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by,” or “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

(c)“Automatic Exercise Date” means, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable term of the Option pursuant to Section 7(k) or the Stock Appreciation Right pursuant to Section 8(h).

(d)“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance-Based Award, Other Share-Based Award or Other Cash-Based Award granted under the Plan.

(e)“Award Agreement” means a written agreement, contract or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan. Evidence of an Award may be in written or electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Administrator, need not be signed by a representative of the Company or a Participant. Any Shares that become deliverable to the Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book-entry form in the name of the Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(f)“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g)“Board” means the Board of Directors of the Company.

(h)“Bylaws” means the bylaws of the Company, as may be amended and/or restated from time to time.

(i)“Cause” shall have the meaning assigned to such term in any Company, Subsidiary or Affiliate unexpired employment, severance, or similar agreement or Award Agreement with a Participant, or if no such agreement exists or if such agreement does not define “Cause” (or a word of like import), Cause means (i) the Participant’s breach of fiduciary duty or duty` of loyalty to the Company, (ii) the Participant’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude, (iii) the Participant’s failure, refusal or neglect to perform and discharge his or her duties and responsibilities on behalf of the Company or a Subsidiary of the Company (other than by reason of Disability) or to comply with any lawful directive of the Board or its designee, (iv) the Participant’s breach of any written policy of the Company or a Subsidiary or Affiliate thereof (including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information), (v) the Participant’s breach of any agreement with the Company or a Subsidiary or Affiliate thereof (including, without limitation, any confidentiality, non-competition, non-solicitation or assignment of inventions agreement), (vi) the Participant’s commission of fraud, dishonesty, theft, embezzlement, self-dealing, misappropriation or other malfeasance against the business of the Company or a Subsidiary or Affiliate thereof, or (vii) the Participant’s commission of acts or omissions constituting gross negligence or gross misconduct in the performance of any aspect of his or her lawful duties or responsibilities, which have or may be expected to have an adverse effect on the Company, its Subsidiaries or Affiliates. A Participant’s employment shall be deemed to have terminated for “Cause” if, on the date his or her employment terminates, facts and circumstances exist that would have justified a termination for Cause, to the extent that such facts and circumstances are discovered within three (3) months following such termination. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

(j)“Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) extraordinary dividend (whether in the form of cash, Shares or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) payment of any other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Stock such that an adjustment pursuant to Section 5 of the Plan is appropriate.

(k)“Change in Control” means the occurrence of any of the following:

(i)any Person, other than the Company or a Subsidiary thereof, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”), excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below or any acquisition directly from the Company; or

(ii)the following individuals cease for any reason to constitute a majority of the number of Directors then serving on the Board: individuals who, during any period of two (2) consecutive years, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the two (2) year period or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)the consummation of a merger or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger or consolidation (A) that results in the Outstanding Company Voting Securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the Outstanding Company Voting Securities (or such surviving entity or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof) outstanding immediately after such merger or consolidation, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

(iv)the consummation of a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned directly or indirectly by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

For each Award that constitutes deferred compensation under Code Section 409A, a Change in Control (where applicable) shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company also constitutes a “change in control event” under Code Section 409A.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Class A Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(v)“Change in Control Price” shall have the meaning set forth in Section 12 of the Plan.

(vi)“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(vii)“Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, if required by Rule 16b-3 under the Exchange Act or the applicable stock exchange on which the Shares are traded following an IPO, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Shares are traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

(viii)“Common Stock” means the common stock of the Company (and any stock or other securities into which such shares of common stock may be converted or into which they may be exchanged).

(ix)“Company” means Sky Quarry Inc., a Delaware corporation (or any successor corporation, except as the term “Company” is used in the definition of “Change in Control” above).

(x)“Consultant” means any current or prospective consultant or independent contractor of the Company or an Affiliate thereof, in each case, who is not an Employee, Executive Officer or Non-Employee Director.

(xi)“Director” means any individual who is a member of the Board on or after the Effective Date.

(xii)“Disability” means, with respect to any Participant who is an Employee, a permanent and total disability as defined in Code Section 22(e)(3).

(xiii)“Effective Date” shall have the meaning set forth in Section 22 of the Plan.

(xiv)“Eligible Recipient” means, with respect to an Award denominated in Common Stock issued under the Plan: (i) an Employee; (ii) a Non-Employee Director; or (iii) a Consultant, in each case, who has been selected as an eligible recipient under the Plan by the Administrator; provided, that any Awards granted prior to the date an Eligible Recipient first is employed by or performs services for the Company or an Affiliate thereof will not become vested or exercisable, and no Shares shall be issued or other payment made to such Eligible Recipient with respect to such Awards, prior to the date on which such Eligible Recipient first is employed by or performs services for the Company or an Affiliate thereof. Notwithstanding the foregoing, to the extent required to avoid the imposition of additional taxes under Code Section 409A, “Eligible Recipient” means: an (1) Employee; (2) a Non-Employee Director; or (3) a Consultant, in each case, of the Company or a Subsidiary thereof, who has been selected as an eligible recipient under the Plan by the Administrator.

(xv)“Employee” shall mean any current or prospective employee of the Company or an Affiliate thereof, as described in Treasury Regulation Section 1.421-1(h), including an Executive Officer or Director who is also treated as an employee.

(xvi)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(xvii)“Executive Officer” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of the Company.

(xviii)“Exercise Price” means, with respect to any Award under which the holder may purchase Shares, the price per share at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award, as determined by the Administrator in accordance with Code Section 409A, as applicable.

(xix)“Fair Market Value” as of a particular date shall mean: (i) if the Shares are listed on a national securities exchange, the closing sales price of a Share on the principal exchange on which Shares are listed on the date of determination (or if no sales price is reported for such date, on the last preceding trading day on which a closing sales price was reported); (ii) if the Shares are not listed on a national securities exchange but are quoted on a nationally recognized quotation system, the average of the highest reported bid and lowest reported asked prices for a Share on the date of determination (or on the last preceding date on which such prices were reported); or (iii) if the Fair Market Value cannot be determined pursuant to clauses (i) or (ii), such value as determined by the Administrator in good faith and in a manner consistent with the regulations under Code Section 409A, to the extent applicable.

(xx)“Free Standing Rights” shall have the meaning set forth in Section 8(a) of the Plan.

(xxi)“Good Reason” means, with respect to a Participant, a resignation for “Good Reason” (or a term of similar meaning) as defined in the Participant’s Award Agreement or other applicable written agreement with the Company or an Affiliate, if any; provided that if no such agreement defines “Good Reason,” the term shall not apply for purposes of the Plan.

(xxii)“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

(xxiii)“IPO” means an initial public offering of, or direct or indirect public listing of, the securities of the Company, its successors and assigns, or any of its related corporate entities.

(xxiv)“Non-Employee Director” means a Director who is not an Employee.

(xxv)“Nonqualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(xxvi)“Outstanding Shares” means the then-outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of Options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock.

(xxvii)“Option” means an option to purchase Shares granted pursuant to Section 7 of the Plan.

(xxviii)“Other Cash-Based Award” means a cash Award granted to a Participant under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

(xxix)“Other Share-Based Award” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, including, but not limited to, unrestricted Shares or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.

(xxx)“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 of the Plan, to receive an Award under the Plan, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be, solely with respect to any Awards outstanding at the date of the Eligible Recipient’s death.

(xxxi)“Performance-Based Award” means any Award granted under the Plan that is subject to one or more Performance Goals.  Any dividends or dividend equivalents payable or credited to a Participant with respect to any unvested Performance-Based Award shall be subject to the same Performance Goals as the Shares or units underlying the Performance-Based Award.

(xxxii)“Performance Goals” means performance goals based on performance criteria selected by the Administrator, which may include, but are not limited to, any of the following: (i) earnings before interest and taxes; (ii) earnings before interest, taxes, depreciation and amortization; (iii) net operating profit after tax; (iv) cash flow; (v) revenue; (vi) net revenues; (vii) sales; (viii) days sales outstanding; (ix) income; (x) net income; (xi) operating income; (xii) net operating income; (xiii) operating margin; (xiv) earnings; (xv) earnings per share; (xvi) return on equity; (xvii) return on investment; (xviii) return on capital; (xix) return on assets; (xx) return on net assets; (xxi) total shareholder return; (xxii) economic profit; (xxiii) market share; (xxiv) appreciation in the fair market value, book value or other measure of value of the Shares; (xxv) expense or cost control; (xxvi) working capital; (xxvii) customer satisfaction; (xxviii)  employee retention or employee turnover; (xxix) employee satisfaction or engagement; (xxx) environmental, health or other safety goals; (xxxi) individual performance; (xxxii) strategic objective milestones; (xxxiii) any other criteria specified by the Administrator in its sole discretion; and (xxxiv) any combination of, or a specified increase or decrease in, as applicable, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Administrator. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). At the time such an Award is granted, the Administrator may specify any reasonable definition of the Performance Goals it uses. Such definitions may provide for equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or an Affiliate thereof or the financial statements of the Company or an Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature, infrequent in occurrence or unusual in nature and infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Administrator may modify such Performance Goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Administrator may determine that the Performance Goals or performance period are no longer appropriate and may (x) adjust, change or eliminate the Performance Goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (y) make a cash payment to the Participant in an amount determined by the Administrator.

(xxxiii)“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, however, a Person shall not include (i) the Company or any of its Subsidiaries; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(xxxiv)“Plan” means this Sky Quarry Inc. 2026 Omnibus Incentive Plan, as amended and/or amended and restated from time to time.

(xxxv)“Related Rights” shall have the meaning set forth in Section 8(a) of the Plan.

(xxxvi)“Restricted Stock” means an Award of Shares granted pursuant to Section 9 of the Plan subject to certain restrictions that lapse at the end of a specified period or periods.

(xxxvii)“Restricted Stock Unit” means a notional account established pursuant to an Award granted to a Participant, as described in Section 10 of the Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable in cash or in Shares (as specified in the Award Agreement).  The Restricted Stock Units awarded to the Participant will vest according to the time-based criteria or Performance Goals, and vested Restricted Stock Units will be settled at the time(s), specified in the Award Agreement.

(xxxviii)“Restricted Period” means the period of time determined by the Administrator during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(xxxix)“Rule 16b-3” shall have the meaning set forth in Section 3(a) of the Plan.

(xl)“Securities Act” means the Securities Act of 1933, as amended from time to time.

(xli)“Share” means a share of Common Stock.

(xlii)“Stock Appreciation Right” means the right pursuant to an Award granted under Section 8 of the Plan to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(xliii)“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an

Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of the Company within the meaning of Code Section 424(f).

(xliv)“Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

Section 3.Administration.

(a)The Plan shall be administered by the Administrator in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.

(b)Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(i)to select those Eligible Recipients who shall be Participants;

(ii)to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Share-Based Awards, Other Cash-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(iii)to determine the number of Shares to be made subject to each Award;

(iv)to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including, but not limited to, (A) the restrictions applicable to Awards and the conditions under which restrictions applicable to such Awards shall lapse, (B) the Performance Goals and performance periods applicable to Awards, if any, (C) the Exercise Price of each Award, (D) the vesting schedule applicable to each Award, (E) any confidentiality or restrictive covenant provisions applicable to the Award, and (F) subject to the requirements of Code Section 409A (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards;

(v)to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all Award Agreements evidencing Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Share-Based Awards, Other Cash-Based Awards or any combination of the foregoing granted hereunder;

(vi)to determine Fair Market Value;

(vii)to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;

(viii)to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(ix)to reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan, any Award Agreement or other instrument or agreement relating to the Plan or an Award granted under the Plan; and

(x)to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

(c)Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or traded, the Administrator may allocate all or any portion of its responsibilities and powers to any one (1) or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one (1) or more officers of the Company, the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to Directors.

(d)All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, or any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

Section 4.Shares Reserved for Issuance Under the Plan and Limitations on Awards.

(a)Subject to this Section 4 and to adjustment in accordance with Section 5 of the Plan, the Administrator is authorized to deliver with respect to Awards granted under the Plan an aggregate of 3,000,000 shares of Common Stock; provided, that the total number of shares of Common Stock that will be reserved, and that may be issued, under the Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2027, by a number of Common Shares equal to 19.99%) of the total number of Outstanding Shares on the last day of the prior calendar year. Notwithstanding the foregoing, the Administrator may act prior to January 1 of a given year to provide that there will be no such increase in the share reserve for that year or that the increase in the share reserve for such year will be a lesser number of Common Shares than provided herein.

(b)Notwithstanding anything herein to the contrary, the maximum number of Shares subject to Awards granted during any fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year with respect to such Director’s service as a Non-Employee Director, shall not exceed $5,000,000 (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes).

(c)Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Any shares of Common Stock subject to an Award under the Plan that, after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant will thereafter be deemed to be available for Awards with respect to shares of Common Stock. In applying the immediately preceding sentence, if (i) Shares otherwise issuable or issued in respect of, or as part of, any Award are withheld to cover taxes or any applicable Exercise Price, such Shares shall be treated as having been issued under the Plan and shall not be available for issuance under the Plan, and (ii) any Share-settled Stock Appreciation Rights or Options are exercised, the aggregate number of Shares subject to such Stock Appreciation Rights or Options shall be deemed issued under the Plan and shall not be available for issuance under the Plan. In addition, Shares (x) tendered to exercise outstanding Options or other Awards, (y) withheld to cover applicable taxes on any Awards or (z) repurchased on the open market using Exercise Price proceeds shall not be available for issuance under the Plan. For the avoidance of doubt, (A) Shares underlying Awards that are subject to the achievement of performance goals shall be counted against the Share reserve based on the target value of such Awards unless and until such time as such Awards become vested and settled in Shares, and

(B) Awards that, pursuant to their terms, may be settled only in cash shall not count against the Share reserve set forth in Section 4(a).

(d)Substitute Awards shall not reduce the Shares authorized for grant under the Plan.  In the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided, that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

(e)In the event that the Company or an Affiliate thereof consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Directors in account of such transaction may be granted Substitute Awards in substitution for awards granted by their former employer, and any such substitute Options or Stock Appreciation Rights may be granted with an Exercise Price less than the Fair Market Value of a Share on the grant date thereof; provided, however, the grant of such substitute Option or Stock Appreciation Right shall not constitute a “modification” as defined in Code Section 424(h)(3) and the applicable Treasury regulations.

(f)Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan shall not vest in full earlier than the first anniversary of the applicable grant date. The foregoing restriction shall not apply to (i) Substitute Awards granted pursuant to Sections 4(d) or 4(e), (ii) Awards that result in the issuance of an aggregate of up to five percent (5%) of the Shares authorized for issuance under the Plan pursuant to Section 4(a), or (iii) the Administrator’s discretion to provide for accelerated vesting in connection with a Participant’s death, Disability, or a Change in Control. For the avoidance of doubt, nothing in this Section 4(f) shall limit the Administrator’s authority to grant Awards with time-based vesting schedules that vest in part prior to the first anniversary of the grant date, so long as such Awards do not vest in full prior to such date and the Shares underlying such Awards are not counted against the five percent (5%) exception set forth in clause (ii).

Section 5.Equitable Adjustments.

In the event of any Change in Capitalization, including, without limitation, a Change in Control, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (a) the aggregate number of Shares reserved for issuance under the Plan, (b) the kind, number and Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan; provided, however, that any such substitution or adjustment with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A, and (c) the kind, number and purchase price of Shares subject to outstanding Restricted Stock or Other Share-Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder (i) in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any, and  (ii) with respect to any Awards for which the Exercise Price or purchase price per share of Common Stock is greater than or equal to the then current Fair Market Value per share of Common Stock, for no consideration.  Notwithstanding anything contained in the Plan to the contrary, any adjustment with respect to an Incentive Stock Option due to an adjustment or substitution described in this Section 5 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be disqualified as an incentive stock option for purposes of Code Section 422. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6.Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients.

Section 7.Options.

(a)General.  The Administrator may, in its sole discretion, grant Options to Participants. Solely with respect to Participants who are Employees, the Administrator may grant Incentive Stock Options, Nonqualified Stock Options or a combination of both. With respect to all other Participants, the Administrator may grant only Nonqualified Stock Options. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall specify whether the Option is an Incentive Stock Option or a Nonqualified Stock Option and shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. The prospective recipient of an Option shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.

(b)Limits on Incentive Stock Options. If the Administrator grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Nonqualified Stock Options to the extent required by Code Section 422. Subject to Section 5, the maximum number of shares that may be issued pursuant to Options intended to be Incentive Stock Options is 3,000,000 Shares and, for the avoidance of doubt, such share limit shall not be subject to the annual adjustment provided in Section 4(a).

(c)Exercise Price.  The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant; provided, however, that (i) in no event shall the Exercise Price of an Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (ii) no Incentive Stock Option granted to a ten percent (10%) stockholder of the Company (within the meaning of Code Section 422(b)(6)) shall have an Exercise Price per Share less than one-hundred ten percent (110%) of the Fair Market Value of a Share on such date.

(d)Option Term.  The maximum term of each Option shall be fixed by the Administrator, but in no event shall (i) an Option be exercisable more than ten (10) years after the date such Option is granted, and (ii) an Incentive Stock Option granted to a ten percent (10%) stockholder of the Company (within the meaning of Code Section 422(b)(6)) be exercisable more than five (5) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.  Notwithstanding any contrary provision in this Plan (including, without limitation, Section 7(h)), if, on the date an outstanding Option would expire, the exercise of the Option, including by a “net exercise” or “cashless” exercise, would violate applicable securities laws or any insider trading policy maintained by the Company from time to time, the expiration date applicable to the Option will be extended, except to the extent such extension would violate Code Section 409A, to a date that is thirty (30) calendar days after the date the exercise of the Option would no longer violate applicable securities laws or any such insider trading policy.

(e)Exercisability.  Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

(f)Method of Exercise.  Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law, or (iv) any combination of the foregoing. In determining which methods a Participant may utilize to pay the Exercise Price, the Administrator may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations shall be made by the Administrator at the time of grant and specified in the Award Agreement.

(g)Rights as Stockholder.  A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 16 of the Plan.

(h)Termination of Employment or Service. Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate, the following terms and conditions shall apply:

(i)In the event of the termination of a Participant’s employment or service by the Company without Cause or due to a resignation by the Participant for any reason, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination (with such period being extended to one (1) year after the date of such termination in the event of the Participant’s death during such ninety (90) day period), on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(i)In the event of the termination of a Participant’s employment or service as a result of the Participant’s Disability or death, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(ii)In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

(iii)For purposes of determining which Options are exercisable upon termination of employment or service for purposes of this Section 7(h), Options that are not exercisable solely due to a blackout period shall be considered exercisable.

(iv)Notwithstanding anything herein to the contrary, an Incentive Stock Option may not be exercised more than three (3) months following the date as of which a Participant ceases to be an Employee for any reason other than death or Disability.  In the event that an Option is exercisable following the date that is three (3) months following the date as of which a Participant ceases to be an Employee for any reason other than death or Disability, such Option shall be deemed to be a Nonqualified Stock Option.

(v)Other Change in Employment Status.  An Option may be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status or service of a Participant, as evidenced in a Participant’s Award Agreement.

(j)Change in Control.  Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Options shall be subject to Section 12 of the Plan.

Section 8.Stock Appreciation Rights.

(a)General.  Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Any Related Right that relates to a Nonqualified Stock Option may be granted at the same time the Option is granted or at any time thereafter, but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Stock Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of a Share on the date of grant. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b)Awards; Rights as Stockholder.  The prospective recipient of a Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Participants who are granted Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.

(c)Exercisability.

(i)Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(ii)Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan.

(d)Payment Upon Exercise.

(i)Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

(ii)A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(iii)Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

(e)Termination of Employment or Service.

(i)Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(ii)Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

(f)Term.

(i)The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(ii)The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(g)Change in Control.  Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Stock Appreciation Rights shall be subject to Section 12 of the Plan.

Section 9.Restricted Stock.

(a)General.  Each Award of Restricted Stock granted under the Plan shall be evidenced by an Award Agreement. Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; the Restricted Period, if any, applicable to Restricted Stock; the Performance Goals (if any) applicable to Restricted Stock; and all other conditions of the Restricted Stock. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock in accordance with the terms of the grant. The terms and conditions applicable to the Restricted Stock need not be the same with respect to each Participant.

(b)Awards and Certificates.  The prospective recipient of Restricted Stock shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided in herein, (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the stock certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award. Notwithstanding anything in the Plan to the contrary, any Restricted Stock (whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.

(c)Restrictions and Conditions.  The Restricted Stock granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or thereafter:

(i)The Restricted Stock shall be subject to the restrictions on transferability set forth in the Award Agreement and in the Plan.

(ii)The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as Non-Employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.

(iii)Subject to this Section 9(c)(iii), the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period.  In the Administrator’s discretion and as provided in the applicable Award Agreement, a Participant may be entitled to dividends or dividend equivalents on an Award of Restricted Stock, which will be payable in accordance with the terms of such grant as determined by the Administrator in accordance with Section 18 of the Plan.  Certificates for unrestricted Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

(iv)The rights of Participants granted Restricted Stock upon termination of employment or service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d)Change in Control.  Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Stock shall be subject to Section 12 of the Plan.

Section 10.Restricted Stock Units.

(a)General. Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock Units shall be made; the number of Restricted Stock Units to be awarded; the Restricted Period, if any, applicable to Restricted Stock Units; the Performance Goals (if any) applicable to Restricted Stock Units; and all other conditions of the Restricted Stock Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock Units in accordance with the terms of the grant. The provisions of Restricted Stock Units need not be the same with respect to each Participant.

(b)Award Agreement.  The prospective recipient of Restricted Stock Units shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.

(c)Restrictions and Conditions.  The Restricted Stock Units granted pursuant to this Section 10 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Code Section 409A, thereafter:

(i)The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.

(ii)Participants holding Restricted Stock Units shall have no voting rights. A Restricted Stock Unit may, at the Administrator’s discretion, carry with it a right to dividend equivalents, subject to Section 18 of the Plan. Such right would entitle the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. The Administrator, in its discretion, may grant dividend equivalents from the date of grant or only after a Restricted Stock Unit is vested.

(iii)The rights of Participants granted Restricted Stock Units upon termination of employment or service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d)Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units shall be made to Participants in the form of Shares, unless the Administrator, in its sole discretion, provides for the payment of the Restricted Stock Units in cash (or partly in cash and partly in Shares) equal to the value of the Shares that would otherwise be distributed to the Participant.

(e)Change in Control.  Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Stock Units shall be subject to Section 12 of the Plan.

Section 11.Other Share-Based or Cash-Based Awards.

(a)The Administrator is authorized to grant Awards to Participants in the form of Other Share-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Shares or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action.

(b)The prospective recipient of an Other Share-Based Award or Other Cash-Based Award shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.

(c)Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Other Share-Based Awards and Other Cash-Based Awards shall be subject to Section 12 of the Plan.

Section 12.Change in Control.

Unless otherwise expressly provided in an Award Agreement, Awards shall not accelerate solely upon the occurrence of a Change in Control. However, if a Participant’s employment or service is terminated by the Company without Cause, or the Participant resigns for Good Reason (as defined in the applicable Award Agreement or other applicable agreement), in either case within twelve (12) months following a Change in Control, then such Award shall become fully vested (or, in the case of Performance-Based Awards, shall vest at the greater of (i) target performance or (ii) actual performance as of the Change in Control, as determined by the Administrator in good faith). If the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for: (i) the continuation of any Award by the Company, if the Company is the surviving corporation; (ii)

the assumption of any Award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any Award, provided, however, that any such substitution with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A; or (iv) settlement of any Award for the Change in Control Price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the Change in Control Price or if the Administrator determines that Award cannot reasonably become vested pursuant to its terms, such Award shall terminate and be canceled without consideration. To the extent that Restricted Stock, Restricted Stock Units or other Awards settle in Shares in accordance with their terms upon a Change in Control, such Shares shall be entitled to receive as a result of the Change in Control transaction the same consideration as the Shares held by stockholders of the Company as a result of the Change in Control transaction. For purposes of this Section 12, “Change in Control Price” shall mean (A) the price per Share paid to stockholders of the Company in the Change in Control transaction, or (B) the Fair Market Value of a Share upon a Change in Control, as determined by the Administrator. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in good faith by the Administrator.

Section 13.Amendment and Termination.

(a)The Board or the Committee may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would adversely alter or impair the rights of a Participant under any Award theretofore granted without such Participant’s prior written consent.

(b)Notwithstanding the foregoing, (i) approval of the Company’s stockholders shall be obtained for any amendment that would require such approval in order to satisfy the requirements of Code Section 422, if applicable, any rules of the stock exchange on which the Shares are traded or other applicable law, and (ii) without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the Shares are listed or quoted, except as otherwise permitted under Section 5 of the Plan, (A) no amendment or modification may reduce the Exercise Price of any Option or Stock Appreciation Right, (B) the Administrator may not cancel any outstanding Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right, another Award or cash and (C) the Administrator may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system.

(c)Subject to the terms and conditions of the Plan and Code Section 409A, the Administrator may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised).

(d)Notwithstanding the foregoing, no alteration, modification or termination of an Award will, without the prior written consent of the Participant, adversely alter or impair any rights or obligations under any Award already granted under the Plan.

Section 14.Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan. With respect to any payments not yet made or Shares not yet transferred to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

Section 15.Deferrals of Payment.

To the extent permitted by applicable law, the Administrator, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award, shall be deferred. The Administrator may also, in its sole discretion, establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of any such consideration, including any applicable election procedures, the timing of such elections, the mechanisms for payments of amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program. Deferrals by Participants (or deferred settlement or payment required by the Administrator) shall be made in accordance with Code Section 409A, if applicable, and any other applicable law.

Section 16.Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal, state and/or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind, domestic or foreign, required by law or regulation to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local taxes, domestic or foreign, to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted Shares, in each case, having a value equal to the amount required to be withheld or other greater amount not exceeding the maximum statutory rate required to be collected on the transaction under applicable law, as applicable to the Participant, if such other greater amount would not, as determined by the Administrator, result in adverse financial accounting treatment (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09). Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.

Section 17.Certain Forfeitures.

The Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to the applicable vesting conditions of an Award. Such events may include, without limitation, breach of any non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in an Award Agreement or that are otherwise applicable to the Participant, a termination of the Participant’s employment for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and its Subsidiaries and/or its Affiliates.

Section 18.Dividends; Dividend Equivalents.

Notwithstanding anything in this Plan to the contrary, to the extent that an Award contains a right to receive dividends or dividend equivalents while such Award remains unvested, such dividends or dividend equivalents will be accumulated and paid once and to the extent that the underlying Award vests.

Section 19.Non-United States Employees.

Without amending the Plan, the Administrator may grant Awards to eligible persons residing in non-United States jurisdictions on such terms and conditions different from those specified in the Plan, including the terms of any award agreement or plan, adopted by the Company or any Subsidiary thereof to comply with, or take advantage of favorable tax or other treatment available under, the laws of any non-United States jurisdiction, as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

Section 20.Transfer of Awards.

No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator, and other than by will or by the laws of descent and distribution. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative. Under no circumstances will a Participant be permitted to transfer an Option or Stock Appreciation Right to a third-party financial institution without prior stockholder approval.

Section 21.No Right to Continued Employment or Service.

The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or an Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 22.Effective Date.

The Plan will become effective on [●], the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan shall remain in effect until terminated by the Board; provided, however, that (i) no Awards other than Incentive Stock Options may be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date, and (ii) no Incentive Stock Options may be granted under the Plan on or after the tenth (10th) anniversary of the date the Plan was adopted by the Board. Any Awards granted prior to the applicable date in clauses (i) or (ii) will remain outstanding in accordance with their terms.

Section 23.Code Section 409A.

The intent of the parties is that payments and benefits under the Plan be either exempt from Code Section 409A or comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered consistent with such intent. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided upon a “separation from service” to a Participant who is a “specified employee” shall be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Code Section 409A, shall be construed as a separate identified payment for purposes of Code Section 409A. Nothing contained in the Plan or an Award Agreement shall be construed as a guarantee of any particular tax effect with respect to an Award. The Company does not guarantee that any Awards provided under the Plan will be exempt from or in compliance with the provisions of Code Section 409A, and in no event will the Company be liable for any or all portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of any Award being subject to, but not in compliance with, Code Section 409A.

Section 24.Code Section 280G.

The benefits that a Participant may be entitled to receive under the Plan and other benefits that a Participant is entitled to receive under other plans, agreements, and arrangements of the Company, may constitute “parachute payments” that are subject to Sections 280G and 4999 of the Code. Such “parachute payments” will be reduced if, and only to the extent that, a reduction will allow a Participant to receive a greater net after-tax amount than such Participant would receive absent a reduction.

Section 25.Compliance with Laws.

(a)The obligation of the Company to settle Awards in Shares or other consideration shall be subject to (i) all applicable laws, rules, and regulations, (ii) such approvals as may be required by governmental agencies or the applicable national securities exchange on which the Shares may be admitted, and (iii) policies maintained by the Company from time to time in order to comply with applicable laws, rules, regulations and corporate governance requirements, including, without limitation, with respect to insider trading restrictions. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such Shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Shares to be offered or sold under the Plan. The Administrator shall have the authority to provide that all Shares or other securities of the Company issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable federal, state, local or non-U.S. laws, rules, regulations and other requirements, and the Administrator may cause a legend or legends to be put on certificates representing Shares or other securities of the Company issued under the Plan to make appropriate reference to such restrictions or may cause such Shares or other securities of the Company issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(b)The Administrator may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Shares from the public markets, the Company’s issuance of Shares to the Participant, the Participant’s acquisition of Shares from the Company and/or the Participant’s sale of Shares to the public markets, illegal, impracticable or inadvisable. If the Administrator determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Code Section 409A, (i) pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the Shares would have been vested or issued, as applicable), over (B) the aggregate Exercise Price (in the case of an Option or Stock Appreciation Right) or any amount payable as a condition of issuance of Shares (in the case of any other Award), and such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof, or (ii) in the case of Restricted Stock, Restricted Stock Units or Other Share-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units or Other Share-Based Awards, or the underlying Shares in respect thereof.

Section 26.Erroneously Awarded Compensation.

The Plan and all Awards issued hereunder shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act or the Exchange Act, or to comport with good corporate governance practices, as such policies may be amended from time to time.

Section 27.Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 28.Plan Document Controls.

The Plan and each Award Agreement together constitute the entire agreement with respect to the subject matter hereof and thereof; provided, that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control.

Voting Instructions

You can vote by Internet or Telephone!

Instead of mailing your proxy, you may choose one of the three voting options outlined below.

<Shareholder Name>
<Shareholder Address1>
<Shareholder Address2>
<Shareholder Address3>

Control #: 0000 0000 0000

- You can view the Sky Quarry Inc. Proxy Statement and submit your vote online at the website listed above up until 11:59 PM MT on September 17, 2026. You will need the control number at the left in order to do so.
- Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605

- You may vote by phone until 5:00 PM MT on September 17, 2026.
- Please have your notice and proxy card in hand when you call.

VOTE BY MAIL

- If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot to Colonial Stock Transfer. 7840 S 700 E, Sandy, UT 84081.
- Votes by mail must be received by September 17, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

This proxy is being solicited on behalf of the Board of Directors of Sky Quarry Inc.

The undersigned hereby appoints Marcus Laun proxy for the undersigned, with full power of substitution, to vote all shares of Common Stock, $0.0001 par value per share ("Shares") of Sky Quarry Inc. (the "Company") which the undersigned would be entitled to vote at the SPECIAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD AT 707 W 700 S, Suite 105, Woods Cross, UT 84087 ON SEPTEMBER 18, 2026, AT 10:00 A.M., MOUNTAIN TIME, and directs that the Shares represented by this proxy shall be voted as indicated below:

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The Board recommends a vote FOR Proposals 1, 2, 3 and 4. **This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR proposals 1, 2, 3 and 4, and in the discretion of the proxy holders with respect to such other business as may properly come before the meeting and any adjournment or postponement thereof.**

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date